United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 28, 2007


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-10652                                  94-2751350
    ------------------------               ---------------------------------
    (Commission File Number)               (IRS Employer Identification No.)


                 300 Park Marina Circle, Redding, CA      96001
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         On June 28, 2007, the Board of Directors of the Registrant (North Valley Bancorp) authorized and approved a proposed form of amendment of the North Valley Bancorp Employee Stock Ownership Plan, as previously amended and restated ("ESOP"). The purpose of the amendment is to provide for termination of the ESOP effective on the business day immediately preceding the effective date of the merger of North Valley Bancorp with and into Sterling Financial Corporation ("Sterling"), pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger dated April 10, 2007, executed between Sterling and North Valley Bancorp. The amendment will also pro-rate the minimum hours of service allocation requirement for contributions to the ESOP during the period from January 1, 2007 through the termination date and provide for declaration of a special allocation (as of the termination date) for contributions to the ESOP during the same period. As authorized by the Registrant's Board of Directors, the amendment will be executed and become effective after (and subject to) satisfaction of the principal conditions of the merger, namely, approval of the merger by the North Valley Bancorp shareholders and receipt of all bank regulatory approvals. The merger is currently expected to close and become effective in the third quarter of 2007.

         A copy of the proposed form of amendment of the North Valley Bancorp Employee Stock Ownership Plan, as approved by the Registrant's Board of Directors, is filed as an exhibit to this report and is incorporated herein by this reference.

         Sterling has filed a registration statement on Form S-4 with the Securities and Exchange Commission, which became effective on June 22, 2007, and on June 29, 2007, the Registrant first mailed a proxy statement/prospectus to its shareholders in connection with a special meeting of North Valley Bancorp shareholders called to vote on the merger proposed under the Agreement and Plan of Merger dated April 10, 2007. The Board of Directors of North Valley Bancorp set the special meeting of shareholders for Tuesday, July 31, 2007, with a Record Date of June 15, 2007 (see Item 8.01 of this report). Investors and shareholders of the Registrant and Sterling are urged to read the proxy statement/prospectus and other relevant materials as they become available because they contain important information about the proposed merger, Sterling and North Valley Bancorp (including the North Valley Bancorp ESOP).

         The ESOP constitutes a tax qualified retirement plan and retirement trust under the Internal Revenue Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All employees over 18 years of age with at least six months of service are eligible to participate in the ESOP. Participants in the ESOP include Michael J. Cushman, President and Chief Executive Officer, Kevin R. Watson, Executive Vice President and Chief Financial Officer, Scott R. Louis, Executive Vice President and Chief Operations Officer, Roger D. Nash, Executive Vice President and Chief Credit Officer, Gary S. Litzsinger, Executive Vice President and Chief Risk Officer and Leo J. Graham, General Counsel and Corporate Secretary.

Item 8.01. Other Events.

         A special meeting of the shareholders of North Valley Bancorp will be held on Tuesday, July 31, 2007, with a Record Date of June 15, 2007. The purpose of the special meeting of shareholders is to consider and vote on a proposal to approve the principal terms of the Agreement and Plan of Merger, dated April 10, 2007, by and between North Valley Bancorp and Sterling and the transactions contemplated thereby, including the merger of North Valley Bancorp with and into Sterling and the merger of North Valley Bank with and into either Sterling Savings Bank or Golf Savings Bank. Consummation of the transactions described in

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

the Agreement and Plan of Merger is subject to the receipt of all required regulatory approvals, the approval of the North Valley Bancorp shareholders, and satisfaction of all other closing conditions set forth in the Agreement and Plan of Merger. Sterling filed a registration statement with the Commission on Form S-4, which became effective on June 22, 2007, and on June 29, 2007 North Valley Bancorp first mailed a proxy statement/prospectus to its shareholders of record as of June 15, 2007. Investors and shareholders of North Valley Bancorp and Sterling are urged to read the proxy statement/prospectus and other relevant materials as they become available because they contain important information about North Valley Bancorp, Sterling and their proposed merger.

Additional Information and Where to Find It
-------------------------------------------

         In addition to the Form S-4 registration statement filed with the Commission by Sterling and the proxy statement/prospectus sent to the North Valley Bancorp shareholders, Sterling and North Valley Bancorp file annual, quarterly and current reports, proxy statements and other information with the Commission. Investors and shareholders may obtain a free copy of the proxy statement/prospectus and other relevant documents and any other documents filed with the Commission at the Commission's website at www.sec.gov. The documents filed by North Valley Bancorp may be obtained by requesting them in writing to the Corporate Secretary, North Valley Bancorp, 300 Park Marina Circle, Redding, California 96001, or by telephone at (530) 226-2900. In addition, investors and shareholders may access copies of the documents filed with the Commission by North Valley Bancorp on the North Valley website at www.novb.com.

         North Valley Bancorp, Sterling and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of North Valley Bancorp with respect to the transactions contemplated by the Agreement and Plan of Merger dated April 10, 2007. Information regarding the directors and officers of Sterling is included in Sterling's proxy statement for its 2007 annual meeting of shareholders, filed with the Commission on March 15, 2007. Information regarding North Valley's directors and officers is included in North Valley's amendment to its annual report on Form 10-K, filed with the Commission on April 24, 2007. A description of the interests of the directors and executive officers of Sterling and North Valley Bancorp in the proposed merger is set forth in the proxy statement/prospectus and other relevant documents filed with the Commission and sent to the North Valley Bancorp shareholders.

Item 9.01. Financial Statements and Exhibits.

           (c)    Exhibits

                  99.137 Form of Amendment of the North Valley Bancorp Employee Stock Ownership Plan (proposed)


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP

Dated:   July 3, 2007                  By: /s/ KEVIN R. WATSON
                                           -------------------------------------
                                           Kevin R. Watson
                                           Executive Vice President and
                                           Chief Financial Officer

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